INVESTING IN
A BROAD
RANGE OF
INDUSTRIES
WORLDWIDE
GT GLOBAL
NATURAL
RESOURCES
FUND
ANNUAL REPORT
OCTOBER 31, 1995

                                                                          [LOGO]

TABLE
OF CONTENTS

Report from the Fund
Managers and Key
Portfolio Holdings.....          1

Report of Independent
Accountants............        F-1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS

The G.T. Global Natural Resources Fund seeks long-term capital growth by investing in equity securities of companies throughout the world that own, explore or develop natural resources, including but not limited to ferrous and non-ferrous metals, strategic metals and precious metals, chemicals, forestry products, foodstuffs and refined products including steel, and other basic commodities, or that supply goods and services to such companies.
PERFORMANCE REVIEW
The Fund's total return for the 12 months ending October 31, 1995, was -7.58% for Class A shares (-11.97% including the maximum 4.75% sales charge). Total return for Class B shares was -8.05% (-12.64% including the maximum effect of the 5% contingent deferred sales charge). During the same period the Morgan Stanley Capital International (MSCI) World Index(1) returned 10.03%. The index is not available for investment and does not include the effects of sales charges and professional management fees. In addition, the index is designed to represent the performance of all markets and does not reflect the Fund's concentration in the natural resources industry. For more performance information, please see page 7.
The past 12 months were a particularly difficult time for the Fund, with much of the investment period marked by a global selloff in cyclical stocks (earnings of cyclical companies usually move with the economy). The Fund underperformed the index in part because the sectors in which it invests were especially hard-hit by short-term concerns for their growth potential. The most affected areas over the period included steel stocks (down 19%) and gold (down 13%). Nominal gains were registered by energy stocks (up 7%), chemical stocks (up 3%) and forest product stocks (up 1%); non-ferrous metal stocks were unchanged. Though the Fund had a 30% weighting in energy stocks, the declines in gold and steel offset the modest gains in the energy sector. Finally, the Fund suffered relative to the index because of its overweighting in Australia. In general, as natural resources were sold off globally in the first quarter, Australian cyclicals were sold off even more.
While profits in forest products, chemicals, mining and steel industries increased substantially, investors were unwilling to pay for these earnings, fearing that they might be peak cyclical earnings. Energy stocks increased, not because of an increase in oil prices but, rather, because they are considered defensive industries.

------------------
(1) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,577 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

Defensive securities are generally considered more stable than average securities and typically provide a more stable return. We believe the selloff in natural resource stocks reflected concerns about continued global economic growth, particularly in the United States.

In addition, although the Fund does not maintain a large exposure to emerging markets, holdings in South America, South Africa and India suffered in the general selloff of emerging markets following the collapse of the Mexican market in December 1994.

MARKET REVIEW
The strong correlation between global economic growth and commodity prices encourages natural resource investors to follow world industrial production with considerable interest. World growth declined modestly during 1995 and is expected to remain at current levels, or accelerate modestly in 1996. For the latter half of 1995, the United States, Germany and Japan reduced interest rates, which we feel should increase economic activity over the long run. Growth in the Asian regional economies continued to be rapid, although decelerating slightly. Asia represents a significant proportion of global demand for natural resources.

We expect sustained economic growth to continue to fuel demand for most commodities into 1996. We expect there to be modest supply additions in most primary commodities, with the exception of steel and copper which should experience significant additions to supply. Given the modest demand for natural resources and the modest supply additions, we are projecting that most commodity prices will stay at or near current levels.

PRECIOUS METALS
Low levels of inflation worldwide continued to drive down investor demand for gold. Performance has been lackluster since early 1994 and prices steady, trading between US$370 and US$400. The outlook for platinum, on the other hand, we feel is generally more positive due to the European regulatory requirements for catalytic converters and the expected gradual economic recovery in Japan. In addition, platinum's premium over gold has widened over speculation about a new technology that utilizes platinum to remove pollutants from the air.

OTHER METALS AND BULK COMMODITIES
Although stockpiles for all base metals on the London Metals Exchange continued to decline, speculative selling drove down base metal prices from their 1994 highs, with the exception of copper. As fundamentals begin to reassert themselves, we expect prices to resume their upward trend in 1996. The outlook for the major bulk commodities, coal and iron ore, is positive as major producers continue to ship record tonnage in response to growing demand.

ENERGY
The price of oil has traded between US$17 and US$20 a barrel for most of the year. Supply and demand appear to be fairly well in balance and are projected to increase 1% to 1.5%, with a major increase in supply from the North Sea. We expect oil to trade in a range between US$17 to US$22 a barrel over the next 12 months. U.S. natural gas prices have been low all year due to the overhang of gas inventories from 1994's exceptionally warm winter. Assuming normal temperatures, we anticipate seasonally strong gas prices this winter.

FOREST PRODUCTS
The turnaround in world demand since its trough in April 1994 has led to a considerable rise in forest product prices: pulp (up 110%), newsprint (up 70%), linerboard (up 70%), and paper (up 70%). While the price increases have been nothing short of dramatic, it appears they are slowing or have possibly peaked. Significant inventory levels in all grades portend a slowing in the price momentum. We anticipate higher prices in 1996 only in newsprint and paper, as inventories in these two products are the lowest and capacity additions will be low.

STEEL
Steel prices are declining due to significant increases in capacity of electric arc flat-rolled steel (forecasted to increase 4% to 7% annually in North America over the next three years). In addition, the slowdown in the U.S. economy has weakened demand for steel. Overall, the increased capacity in the U.S., combined with the softening in demand, has affected prices globally. We expect steel prices to continue to be soft in 1996, as the market absorbs the new electric arc furnace capacity.

CHEMICALS AND FERTILIZERS
Commodity chemical prices appear to have peaked. Prices for ethylene, styrene and propylene are declining after increasing 60% to 80% in the first quarter of 1994. Price declines are the product of new capacity additions and lower demand in the U.S. and China, and we expect commodity chemical prices to remain soft in 1996. Fertilizer prices, on the other hand, continue to rise due to strong demand in North America, China and India. We expect them to further rise, as world grain inventories are at 20-year lows and China and India have instituted policies to increase the amount of fertilizer application.

PORTFOLIO STRATEGY
Our emphasis going forward will be on international oil companies, machinery suppliers to the forest products and mining industries, manufacturers of carbon electrodes used in electric arc furnaces, and specialty chemical and fertilizer companies.

OUTLOOK
We continue to expect companies involved in forest products (other than lumber), chemicals and base metals to generate strong cash flows over the next few years, primarily as a result of high prices. While some companies need to reduce debt, others are looking to expand their operations to maintain growth. Share buybacks and takeover activity should also continue throughout 1996.

We anticipate a modest outlook for world growth, making commodity selection important. Over the next year, the commodity prices we expect to remain firm are those in which capacity utilization is the most constricted, such as paper, newsprint, fertilizers and selected specialty chemicals. We are also focused on companies that supply capital goods to the forest products and mining industries, as well as the electric arc steel industry. We feel neutral about energy (apart from oil) and precious metals and own companies that have substantial expected production growth, or cost-cutting potential.

CHRISTIAN WIGNALL                       CHARLES WALL
CHIEF INVESTMENT OFFICER                PORTFOLIO MANAGER
GLOBAL EQUITIES                         SYDNEY
SAN FRANCISCO                           DEREK WEBB
                                        PORTFOLIO MANAGER
                                        SAN FRANCISCO

                                                          NOVEMBER 20, 1995

                                              G.T. GLOBAL NATURAL RESOURCES FUND

KEY PORTFOLIO HOLDINGS*

UCAR INTERNATIONAL                                                 UNITED STATES
UCAR is the largest manufacturer of carbon graphite rods for electric arc furnaces, with 32% of the market. Demand for graphite rods is expected to increase 4% to 7% over the next three years due to an 11% annual increase in electric arc furnaces during the period. Electric arc furnaces produce steel at lower costs than integrated steel companies. UCAR's earnings are expected to increase as a result of a 3% to 4% increase in graphite rod volumes, a 1% to 2% increase in price, continued cost-cutting and lower interest expenses.

MOBIL                                                              UNITED STATES
Mobil is an international integrated oil company based in the U.S. Its operations in exploration and production represent half of earnings, refining and marketing one-quarter and chemicals one-quarter. We expect company earnings to be enhanced by further restructuring and cost-cutting, strong profits from the chemical division and solid prospects from the oil exploration and production division. The company's CEO would like to increase earnings by 40% over the next three years, exclusive of any improvement in oil or chemical prices.

BRITISH PETROLEUM (BP)                                                        UK
British Petroleum is an international integrated oil company based in the UK. We expect two-thirds of operating profits to be derived from oil exploration and production, one-quarter from refining and marketing and the balance from chemicals. Although BP is now three years into its restructuring, we think profits should benefit from further cost-cutting and productivity improvements.

SAGA PETROLEUM                                                            NORWAY
Saga is a pure exploration and production company operating in the North Sea. Saga's production is 95% oil and 5% natural gas, and we expect the company to increase production by 40% over the next three years. In addition, Saga is expected to reduce administration costs 25% by 1996. Saga is also one of the cheapest international oil companies as measured by cash flow multiples or net asset values.

CYTEC INDUSTRIES                                                   UNITED STATES
Cytec is a specialty chemical company spun off from American Cyanamid. The company manufactures many different chemicals for the paint, apparel, water treatment and construction industries. Prices continue to rise for the majority of the company's chemicals. In addition, the company continues to actively cut costs and plans to expand margins to 15% from the current level of 8%.

------------------
* The Fund may or may not continue to hold these or any other securities mentioned in this report.

READING & BATES                                                    UNITED STATES
Reading & Bates owns and operates a fleet of off-shore oil rigs leased to the major oil companies to search for new reserves. The fleet comprises 16 rigs, 6 of which can drill in water greater than 1,500 feet, and 10 rigs that can operate to depths of 300 feet. Rigs are located throughout the Gulf of Mexico, the North Sea, the Mediterranean, Africa and Asia. Rates have been increasing due to major oil companies' expanding interest in off-shore drilling.

REPSOL                                                                     SPAIN
Repsol is the largest oil company in Spain and controls 65% of Spain's gas stations. A fully integrated firm, with 50% in refining and marketing, 25% in natural gas distribution, 13% in chemicals and 10% in exploration and production, margins are expected to expand with a recovery in Spanish GNP. Gas consumption in Spain is expected to continue to increase 15% annually through the end of the decade, and we anticipate a 30% increase in Repsol's oil production over this time.

CABOT CORPORATION                                                  UNITED STATES
Cabot is a specialty chemical company with roughly 70% of its business in carbon black (used in tires). Prices of this product have been increasing as significant capacity has been shut down in North America. As a result, management is actively divesting the remaining non-carbon black businesses. The company is generating significant excess cash which it will use to reduce debt and buy back stock.

RAUMA                                                                    FINLAND
Rauma manufactures machinery for the forest products industry (67% of production) and the construction industry (33%). Orders for the company's forest products equipment have been increasing due to the rebound of the industry. As forest product companies continue to profit from current high prices, we expect spending on plant and equipment to rise.

LONRHO                                                                        UK
Lonrho is a diversified resource house whose key assets include mining, hotels and assorted agricultural and industrial businesses. Though Lonrho is based in the UK, many of its assets are in Africa. Lonrho has traded at a significant discount to the value of its underlying assets for some time, but we expect changes at the top management level to produce a consolidation in the company's diverse holdings and a turnaround in the profit performance of its wholly owned interests.

G.T. GLOBAL NATURAL RESOURCES FUND
PORTFOLIO SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  PERFORMANCE SUMMARY
Month                     G.T. Global Natural Resources Fund     MSCI World
05/31/94                                               9,525         10,000
06/30/94                                               9,358          9,974
07/31/94                                               9,658         10,165
08/31/94                                              10,142         10,473
09/30/94                                              10,475         10,200
10/31/94                                              10,342         10,492
11/30/94                                               9,783         10,039
12/31/94                                               9,691         10,138
01/31/95                                               9,098          9,987
02/28/95                                               8,989         10,135
03/31/95                                               9,023         10,626
04/30/95                                               9,441         10,998
05/31/95                                               9,566         11,094
06/30/95                                               9,624         11,093
07/31/95                                              10,142         11,650
08/31/95                                              10,009         11,393
09/30/95                                               9,917         11,727
10/31/95                                               9,558         11,544

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
THE CHART AT LEFT SHOWS THE PERFORMANCE OF THE G.T. GLOBAL
NATURAL RESOURCES FUND CLASS A SHARES SINCE THE FUND'S INCEPTION VERSUS THE MSCI WORLD INDEX. THIS REPRESENTS A CUMULATIVE RETURN OF -4.42% AND AN AVERAGE TOTAL RETURN OF -3.14%. THE CHART ASSUMES A HYPOTHETICAL $10,000 INITIAL INVESTMENT IN THE FUND'S CLASS A SHARES AND REFLECTS ALL FUND EXPENSES AND THE MAXIMUM 4.75% SALES CHARGE. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS UNMANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR INVESTMENT. THE PERFORMANCE OF OTHER CLASSES WILL BE GREATER OR LESS THAN THE LINE SHOWN BASED ON DIFFERENCES IN CHARGES AND FEES PAID BY SHAREHOLDERS INVESTING IN DIFFERENT CLASSES.

AVERAGE ANNUAL TOTAL RETURNS+
OCTOBER 31, 1995

  SHARE                      WITHOUT SALES CHARGE                WITH SALES CHARGE+
  CLASS                    1 YEAR         LIFE OF FUND        1 YEAR         LIFE OF FUND
  CLASS A*                   -7.58%             0.24%          -11.97%            -3.14%
  CLASS B*                   -8.05%            -0.29%          -12.64%            -3.11%
  ADVISOR CLASS**            N/A                0.17%           N/A              N/A

  * The Fund began operations on May 31, 1994.

 ** The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with G.T. Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

  + The performance of the Class A and Class B shares reflects the effects of the maximum 4.75% sales charge or the maximum applicable contingent deferred sales charge (5% in first year, decreasing to 0% after six years).

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        GEOGRAPHIC ALLOCATION OF NET ASSETS AS OF OCTOBER 31, 1995
UNITED STATES                                                                   35.0%
EUROPE                                                                          33.6%
ASIA-PACIFIC                                                                     8.8%
CANADA                                                                           7.3%
AFRICA                                                                           6.4%
SHORT-TERM & OTHER                                                               8.9%
SECTOR ALLOCATION OF NET ASSETS AS OF OCTOBER 31, 1995
OIL                                                                             31.3%
CHEMICALS                                                                       12.8%
MACHINARY & ENGINEERING                                                          9.5%
METAL & NON-FERROUS                                                              8.2%
FOREST PRODUCTS                                                                  7.7%
METALS-STEEL                                                                     7.1%
MISC. MATERIALS & COMPONENTS                                                     6.5%
GOLD                                                                             4.8%
FOOD                                                                             3.2%
SHORT-TERM & OTHER                                                               8.9%

          ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

GT GLOBAL
NATURAL
RESOURCES
FUND

FINANCIAL
STATEMENTS

                       G.T. GLOBAL NATURAL RESOURCES FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders of G.T. Global Natural Resources Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global Natural Resources Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., as of October 31, 1995, related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Natural Resources Fund as of October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                       G.T. GLOBAL NATURAL RESOURCES FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in Global Natural Resources Portfolio
   (cost $25,952,266) (Note 1)......................     $26,759,884
  Receivable from G.T. Capital Management, Inc.
   (Note 2).........................................         319,110
  Unamortized organizational costs (Note 1).........          36,854
  Receivable for Fund shares sold...................          33,663
                                                         -----------
    Total assets....................................      27,149,511
                                                         -----------
Liabilities:
  Payable for Fund shares repurchased...............         302,940
  Payable for administration fees (Note 2)..........          74,485
  Payable for printing and postage expenses.........          32,910
  Payable for professional fees.....................          25,278
  Payable for service and distribution expenses
   (Note 2).........................................          18,237
  Payable for registration and filing fees..........          12,148
  Payable for transfer agent fees (Note 2)..........           8,635
  Payable for Directors' fees and expenses (Note
   2)...............................................             752
  Payable for fund accounting fees (Note 2).........             610
  Other accrued expenses............................           2,298
                                                         -----------
    Total liabilities...............................         478,293
                                                         -----------
Net assets..........................................     $26,671,218
                                                         -----------
                                                         -----------
Class A:
Net asset value and redemption price per share
 ($12,597,970 DIVIDED BY 1,101,106 shares
 outstanding).......................................     $     11.44
                                                         -----------
                                                         -----------
Maximum offering price per share
 (100/95.25 of $11.44) *............................     $     12.01
                                                         -----------
                                                         -----------
Class B:+
Net asset value and offering price per share
 ($13,978,465 DIVIDED BY 1,230,103 shares
 outstanding).......................................     $     11.36
                                                         -----------
                                                         -----------
Advisor Class: (Notes 1 & 3)
Net asset value, offering price per share, and
 redemption price per share
 ($94,783 DIVIDED BY 8,267 shares outstanding)......     $     11.47
                                                         -----------
                                                         -----------
Net assets consist of:
  Paid in capital (Note 3)..........................     $28,316,783
  Undistributed net investment income...............          47,438
  Accumulated net realized loss on investments and
   foreign currency transactions....................      (2,500,621)
  Net unrealized depreciation on translation of
   assets and liabilities in foreign
   currencies -- Global Natural Resources
   Portfolio........................................         (48,503)
  Net unrealized appreciation of investments --
   Global Natural Resources Portfolio...............         856,121
                                                         -----------
Total -- representing net assets applicable to
 capital shares outstanding.........................     $26,671,218
                                                         -----------
                                                         -----------

----------------
  * On sales of $50,000 or more, the offering price is reduced.
  + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL NATURAL RESOURCES FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income:
  Interest income -- Global Natural Resources Portfolio......     $   437,615
  Dividend income -- Global Natural Resources Portfolio......         392,475
                                                                  -----------
    Total investment income..................................         830,090
                                                                  -----------
Expenses:
  Expenses -- Global Natural Resources Portfolio.............         284,129
  Service and distribution expenses: (Note 2)
    Class A..................................     $    73,794
    Class B..................................         149,950         223,744
                                                  -----------
  Transfer agent fees (Note 2)...............................         141,492
  Registration and filing fees...............................         136,100
  Printing and postage expenses..............................         120,650
  Administration fees (Note 2)...............................          74,485
  Audit fees.................................................          53,750
  Legal fees.................................................          44,782
  Directors' fees and expenses (Note 2)......................          12,450
  Amortization of organization costs (Note 1)................          10,300
  Fund accounting fees (Note 2)..............................           7,619
  Other expenses.............................................           1,251
                                                                  -----------
    Total expenses before reductions.........................       1,110,752
                                                                  -----------
      Expenses reimbursed by G.T. Capital Management, Inc.
      (Note 2)...............................................        (319,110)
      Expense reductions -- Global Natural Resources
      Portfolio..............................................          (9,670)
                                                                  -----------
    Total net expenses.......................................         781,972
                                                                  -----------
Net investment income........................................          48,118
                                                                  -----------
Net realized and unrealized gain (loss) on
investments and foreign currencies:
  Net realized loss on investments -- Global
   Natural Resources Portfolio...............      (2,302,171)
  Net realized loss on foreign currency
   transactions -- Global Natural Resources
   Portfolio.................................         (89,256)
                                                  -----------
    Net realized loss during the year........................      (2,391,427)
  Net change in unrealized depreciation on
   translation of assets and liabilities in
   foreign currencies -- Global Natural
   Resources Portfolio.......................         (43,764)
  Net change in unrealized appreciation of
   investments -- Global Natural Resources
   Portfolio.................................         177,530
                                                  -----------
    Net unrealized appreciation during the year..............         133,766
                                                                  -----------
Net realized and unrealized loss on investments and foreign
 currencies..................................................      (2,257,661)
                                                                  -----------
Net decrease in net assets resulting from operations.........     $(2,209,543)
                                                                  -----------
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL NATURAL RESOURCES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           MAY 31, 1994
                                                                         (COMMENCEMENT OF
                                                     YEAR ENDED           OPERATIONS) TO
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase (Decrease) in net assets
Operations:
  Net investment income......................       $     48,118            $   106,264
  Net realized loss on investments and
   foreign currency transactions -- Global
   Natural Resources Portfolio...............         (2,391,427)              (130,259)
  Net change in unrealized depreciation on
   translation of assets and
   liabilities in foreign currencies --
   Global Natural Resources Portfolio........            (43,764)                (4,739)
  Net change in unrealized appreciation of
   investments -- Global Natural
   Resources Portfolio.......................            177,530                678,591
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............         (2,209,543)               649,857
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................            (36,529)                    --
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................            (30,368)                    --
                                                  -----------------      -----------------
    Total distributions......................            (66,897)                    --
                                                  -----------------      -----------------
Capital share transactions: (Note 3)
  Increase from capital shares sold and
   reinvested................................         38,611,615             34,666,146
  Decrease from capital shares repurchased...        (37,864,366)            (7,215,594)
                                                  -----------------      -----------------
    Net increase from capital share
     transactions............................            747,249             27,450,552
                                                  -----------------      -----------------
Total increase (decrease) in net assets......         (1,529,191)            28,100,409
Net assets:
  Beginning of period........................         28,200,409                100,000
                                                  -----------------      -----------------
  End of period..............................       $ 26,671,218            $28,200,409
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL NATURAL RESOURCES FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                      CLASS A                          CLASS B                 ADVISOR
                                          -------------------------------  -------------------------------     CLASS+
                                                          MAY 31, 1994                     MAY 31, 1994     -------------
                                                        (COMMENCEMENT OF                 (COMMENCEMENT OF   JUNE 1, 1995
                                          YEAR ENDED     OPERATIONS) TO    YEAR ENDED     OPERATIONS) TO         TO
                                          OCTOBER 31,     OCTOBER 31,      OCTOBER 31,     OCTOBER 31,       OCTOBER 31,
                                             1995             1994            1995             1994             1995
                                          -----------  ------------------  -----------  ------------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   12.41       $   11.43        $   12.38       $   11.43         $   11.45
                                          -----------       --------       -----------       --------       -------------
Income from investment operations:
  Net investment income (loss)..........        0.04*           0.06*           (0.02)*          0.03*             0.11*
  Net realized and unrealized gain
   (loss) on investments................       (0.98)           0.92            (0.98)           0.92             (0.09)
                                          -----------       --------       -----------       --------       -------------
    Net increase (decrease) from
     investment operations..............       (0.94)           0.98            (1.00)           0.95              0.02
                                          -----------       --------       -----------       --------       -------------
Distributions to shareholders:
  From net investment income............       (0.03)           0.00            (0.02)           0.00              0.00
                                          -----------       --------       -----------       --------       -------------
    Total distributions.................       (0.03)           0.00            (0.02)           0.00              0.00
                                          -----------       --------       -----------       --------       -------------
Net asset value, end of period..........   $   11.44       $   12.41        $   11.36       $   12.38         $   11.47
                                          -----------       --------       -----------       --------       -------------
                                          -----------       --------       -----------       --------       -------------
Total investment return (c).............       (7.58)%          8.57 %(b)       (8.05)%          8.31 %(b)         0.17%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $  12,598       $  14,797        $  13,978       $  13,404         $      95
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement from G.T. Capital
   (Notes 1 & 2)........................        0.41%           2.63 %(a)       (0.09)%          2.13 %(a)         0.91%(a)
  Without expense reductions and
   reimbursement from G.T. Capital......       (0.69)%          0.65 %(a)       (1.19)%          0.15 %(a)        (0.19)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement from G.T. Capital
   (Notes 1 & 2)........................        2.37%           2.40 %(a)        2.87%           2.90 %(a)         1.87%(a)
  Without expense reductions and
   reimbursement from G.T. Capital......        3.47%           4.38 %(a)        3.97%           4.88 %(a)         2.97%(a)

----------------

(a)  Annualized.
(b)  Not annualized.
(c)  Total investment return does not include sales charges.
  * Before reimbursement by G.T. Capital Management, Inc., the net investment income (loss) per share would have been affected by $0.14, $0.13, and $0.12 for Class A, Class B, and Advisor Class, respectively, for the year ended October 31, 1995, and $0.04 for Class A and Class B from May 31, 1994 to October 31, 1994.
  +  Commencing June 1, 1995, the Fund began offering Advisor Class shares.

                       G.T. GLOBAL NATURAL RESOURCES FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Natural Resources Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments. The Fund invests substantially all of its investable assets in Global Natural Resources Portfolio ("Portfolio"), which is registered as an open-end management investment company under the 1940 Act and has investment objectives, policies and limitations substantially identical to those of the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this Report and should be read in conjunction with the Fund's financial statements.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  INVESTMENT VALUATION
Valuation of securities and other investment practices by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this Report.

(B)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $2,547,364, of which $91,443 expires in 2002 and $2,455,921 expires in 2003.

(C)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(D)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $51,500. These expenses are being amortized on a straightline basis over a five-year period.

2. RELATED PARTIES
G.T. Capital Management, Inc. ("G.T. Capital") is the Fund's administrator. The Fund pays administration fees to G.T. Capital at the annualized rate of 0.25% of the Fund's average daily net assets. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

                       G.T. GLOBAL NATURAL RESOURCES FUND

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1995, G.T. Global retained $16,516 of such sales charges. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. For the year ended October 31, 1995, G.T. Global collected CDSCs in the amount of $73,935. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of administration fees, waivers by G.T. Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

Effective May 1, 1995, G.T. Capital has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to G.T. Capital is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by G.T. Capital ("G.T. Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the G.T. Funds. For the period ended October 31, 1995, the Fund paid fund accounting fees of $1,931 to G.T. Capital.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

                       G.T. GLOBAL NATURAL RESOURCES FUND

3. CAPITAL SHARES
At October 31, 1995, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund; 400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global High Income Fund; 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; and 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                                           MAY 31, 1994
                                                                                                         (COMMENCEMENT OF
                                                                                   YEAR ENDED              OPERATIONS)
                                                                                OCTOBER 31, 1995       TO OCTOBER 31, 1994
                                                                             -----------------------  ----------------------
CLASS A                                                                        SHARES      AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------  ----------  -----------  ---------  -----------
Shares sold................................................................   2,262,790  $25,998,648  1,647,315  $20,040,497
Shares issued in connection with reinvestment of distributions.............       2,665       30,350         --           --
                                                                             ----------  -----------  ---------  -----------
                                                                              2,265,455   26,028,998  1,647,315   20,040,497
Shares repurchased.........................................................  (2,356,872) (27,189,124)  (459,166)  (5,648,929)
                                                                             ----------  -----------  ---------  -----------
Net increase (decrease)....................................................     (91,417) $(1,160,126) 1,188,149  $14,391,568
                                                                             ----------  -----------  ---------  -----------
                                                                             ----------  -----------  ---------  -----------

                                                                                                           MAY 31, 1994
                                                                                                         (COMMENCEMENT OF
                                                                                   YEAR ENDED              OPERATIONS)
                                                                                OCTOBER 31, 1995       TO OCTOBER 31, 1994
                                                                             -----------------------  ----------------------
CLASS B                                                                        SHARES      AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------  ----------  -----------  ---------  -----------
Shares sold................................................................   1,073,588  $12,447,266  1,205,189  $14,625,649
Shares issued in connection with reinvestment of distributions.............       2,190       24,898         --           --
                                                                             ----------  -----------  ---------  -----------
                                                                              1,075,778   12,472,164  1,205,189   14,625,649
Shares repurchased.........................................................    (928,373) (10,660,475)  (126,865)  (1,566,665)
                                                                             ----------  -----------  ---------  -----------
Net increase...............................................................     147,405  $ 1,811,689  1,078,324  $13,058,984
                                                                             ----------  -----------  ---------  -----------
                                                                             ----------  -----------  ---------  -----------

                                                                                  JUNE 1, 1995
                                                                                (COMMENCEMENT OF
                                                                                 SALE OF SHARES)
                                                                               TO OCTOBER 31, 1995
                                                                             -----------------------
ADVISOR CLASS                                                                  SHARES      AMOUNT
---------------------------------------------------------------------------  ----------  -----------
Shares sold................................................................       9,525  $   110,453
Shares issued in connection with reinvestment of distributions.............          --           --
                                                                             ----------  -----------
                                                                                  9,525      110,453
Shares repurchased.........................................................      (1,258)     (14,767)
                                                                             ----------  -----------
Net increase...............................................................       8,267  $    95,686
                                                                             ----------  -----------
                                                                             ----------  -----------

4. SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which G.T. Capital is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's (or Portfolio's) investment manager and administrator, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc.," and G.T. Global Financial Services, Inc., which serves as the Fund's distributor, will be known as "GT Global, Inc."
--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For its fiscal year ended October 31, 1995, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $0.160 per share (representing an approximate total of $394,789). The total amount of taxes paid by the Fund to such countries was approximately $0.015 per share (representing an approximate total of $36,734).

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders and Board of Trustees of Global Natural Resources Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Natural Resources Portfolio, including the schedule of Portfolio Investments, as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets and the supplementary data for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the supplementary data referred to above present fairly, in all material respects, the financial position of Global Natural Resources Portfolio as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the supplementary data for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Oil (31.3%)
  Mobil Corp. ...............................................   US             11,000   $  1,108,250         4.1
  British Petroleum Co., PLC ................................   UK            150,100      1,103,153         4.1
  Saga Petroleum AS "A" .....................................   NOR            85,000      1,064,923         4.0
  Reading & Bates Corp.-/- ..................................   US             90,000      1,035,000         3.9
  Repsol S.A. - ADR{\/} .....................................   SPN            34,900      1,033,913         3.9
  Shell Transport & Trading Co., PLC ........................   UK             80,500        940,248         3.5
  Anadarko Petroleum Corp. ..................................   US             20,000        867,500         3.2
  Total Compagnie Francaise des Petroles S.A. - ADR{\/} .....   FR             20,100        620,588         2.3
  Norsk Hydro AS ............................................   NOR            15,175        604,485         2.3
                                                                                        ------------
                                                                                           8,378,060
                                                                                        ------------
Chemicals (12.8%)
  Cytec Industries-/- .......................................   US             19,300      1,056,675         3.9
  Cabot Corp. ...............................................   US             21,000        997,500         3.7
  Occidental Petroleum Corp. ................................   US             33,000        709,500         2.6
  Potash Corporation of Saskatchewan, Inc.{\/} ..............   CAN            10,000        696,250         2.6
                                                                                        ------------
                                                                                           3,459,925
                                                                                        ------------
Machinery & Engineering (9.5%)
  Rauma Oy - ADR-/- {\/}  ...................................   FIN            45,700        993,975         3.7
  Valmet Corp. "A" ..........................................   FIN            32,500        903,799         3.4
  Harnischfeger Industries, Inc.  ...........................   US             20,000        630,000         2.4
                                                                                        ------------
                                                                                           2,527,774
                                                                                        ------------
Metals - Non-Ferrous (8.2%)
  Lonrho PLC ................................................   UK            400,000        986,249         3.7
  Diamond Fields Resources, Inc.-/- .........................   CAN            42,800        770,962         2.9
  PT Tambang Timah - 144A GDR{.} -/- {\/} ...................   INDO           37,500        426,375         1.6
                                                                                        ------------
                                                                                           2,183,586
                                                                                        ------------
Forest Products (7.7%)
  James River Corporation of Virginia .......................   US             30,000        963,750         3.6
  Asia Pulp & Paper Co., Ltd. - ADR{\/}-/-  .................   INDO           59,000        604,750         2.3
  St Laurent Paperboard, Inc.-/-  ...........................   CAN            33,900        490,415         1.8
                                                                                        ------------
                                                                                           2,058,915
                                                                                        ------------
Metals - Steel (7.1%)
  UCAR International, Inc.-/- ...............................   US             41,400      1,179,900         4.4
  SGL Carbon AG-/- ..........................................   GER            10,900        714,894         2.7
                                                                                        ------------
                                                                                           1,894,794
                                                                                        ------------
Misc. Materials & Components (6.5%)
  Broken Hill Proprietary Co., Ltd. .........................   AUSL           56,167        760,470         2.8
  Anglovaal Ltd. "N" ........................................   SAFR           17,350        658,981         2.5

    The accompanying notes are an integral part of the financial statements.

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Misc. Materials & Components (Continued)
  De Beers Centenary AG - Linked Unit .......................   SAFR           11,400   $    314,973         1.2
                                                                                        ------------
                                                                                           1,734,424
                                                                                        ------------
Gold (4.8%)
  Ashanti Goldfields Co., Ltd. - GDR{\/}  ...................   SAFR           41,000        722,625         2.7
  Acacia Resources Ltd.-/- ..................................   AUSL          352,000        576,302         2.1
                                                                                        ------------
                                                                                           1,298,927
                                                                                        ------------
Food (3.2%)
  IBP, Inc. .................................................   US             14,100        844,238         3.2
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $23,524,522) .................                             24,380,643        91.1
                                                                                        ------------       -----

                                                                                           Market
Repurchase Agreement                                                                       Value
-------------------------------------------------------------                           ------------
  Dated October 31, 1995 with State Street Bank & Trust
   Company, due November 1, 1995, for an effective yield of
   5.80% collateralized by $2,820,000 U.S. Treasury Bill, due
   10/17/96 (market value of collateral is $2,675,240,
   including collateralized accrued interest) (cost
   $2,620,422)   ............................................                              2,620,422         9.8
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $26,144,944) ........................                             27,001,065       100.9
Other Assets and Liabilities ................................                               (241,081)       (0.9)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 26,759,984       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------
        {d}  Percentages indicated are based on net assets of $26,759,984.
        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $26,144,944 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,790,765
                 Unrealized depreciation:              (934,644)
                                                  -------------
                 Net unrealized appreciation:     $     856,121
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                       GLOBAL NATURAL RESOURCES PORTFOLIO

The Fund's Portfolio of Investments at October 31, 1995, was concentrated in the following countries:

                                         Percentage of Net Assets
                                                    {d}
                                        ---------------------------
                                                 Short-Term
Country (Country Code/Currency Code)    Equity    & Other     Total
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................    4.9                   4.9
Canada (CAN/CAD) .....................    7.3                   7.3
Finland (FIN/FIM) ....................    7.1                   7.1
France (FR/FRF) ......................    2.3                   2.3
Germany (GER/DEM) ....................    2.7                   2.7
Indonesia (INDO/IDR) .................    3.9                   3.9
Norway (NOR/NOK) .....................    6.3                   6.3
South Africa (SAFR/ZAR/ZAL) ..........    6.4                   6.4
Spain (SPN/ESP) ......................    3.9                   3.9
United Kingdom (UK/GBP) ..............   11.3                  11.3
United States (US/USD) ...............   35.0        8.9       43.9
                                        ------       ---      -----
Total  ...............................   91.1        8.9      100.0
                                        ------       ---      -----
                                        ------       ---      -----

----------------
{d}  Percentages indicated are based on net assets of $26,759,984.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1995

                                                                                Market Value                          Unrealized
                                                                                   (U.S.       Contract   Delivery   Appreciation
Contracts to Buy:                                                                 Dollars)      Price       Date     (Depreciation)
                                                                                ------------  ----------  ---------  -------------
Deutsche Marks................................................................      213,478      1.42407   11/30/95   $     2,813
Swedish Krona.................................................................      662,756      7.16200   11/22/95        48,403
                                                                                ------------                         -------------
    Total Contracts to Buy (Payable amount $825,018)..........................      876,234                                51,216
                                                                                ------------                         -------------

THE VALUE OF CONTRACTS TO BUY AS A PERCENTAGE OF NET ASSETS IS 3.27%


Contracts to Sell:
Deutsche Marks................................................................      106,739      1.45648   11/30/95        (3,750)
Deutsche Marks................................................................      284,637      1.46545   11/30/95       (11,683)
French Francs.................................................................      409,069      5.07400   11/20/95       (14,903)
Swedish Krona.................................................................      662,756      7.41800   11/22/95       (69,605)
                                                                                ------------                         -------------
    Total Contracts to Sell (Receivable amount $1,363,260)....................    1,463,201                               (99,941)
                                                                                ------------                         -------------

THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 5.47%

    Total Open Forward Foreign Currency Contracts, Net........................                                        $   (48,725)
                                                                                                                     -------------
                                                                                                                     -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost
   $26,144,944) (Note 1 )...........................     $27,001,065
  Foreign currencies (cost $1,757)..................           1,771
  Dividends and dividend withholding tax reclaims
   receivable.......................................          43,460
                                                         -----------
    Total assets....................................      27,046,296
                                                         -----------
Liabilities:
  Payable for investment management and
   administration fees (Note 2).....................         213,856
  Payable for open forward foreign currency
   contracts, net (Note 1)..........................          48,725
  Payable for professional fees.....................           7,553
  Payable for printing and postage expenses.........           4,713
  Payable for Trustees' fees and expenses (Note
   2)...............................................           2,801
  Payable for custodian fees (Note 1)...............           2,521
  Other accrued expenses............................           6,143
                                                         -----------
    Total liabilities...............................         286,312
                                                         -----------
Net assets..........................................     $26,759,984
                                                         -----------
                                                         -----------
Net assets consist of:
  Paid in capital...................................     $27,781,110
  Accumulated net investment income.................         692,942
  Accumulated net realized loss on investments and
   foreign currency transactions....................      (2,521,686)
  Net unrealized depreciation on translation of
   assets and liabilities in foreign currencies.....         (48,503)
  Net unrealized appreciation of investments........         856,121
                                                         -----------
Total -- representing net assets applicable to
 shares of beneficial interest outstanding..........     $26,759,984
                                                         -----------
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income............................................     $   437,615
  Dividend income (net of foreign withholding tax of
   $36,734)..................................................         392,475
                                                                  -----------
    Total investment income..................................         830,090
                                                                  -----------
Expenses:
  Investment management and administration fees (Note 2).....         213,856
  Custodian fees (Note 1)....................................          40,204
  Legal fees.................................................          12,300
  Audit fees.................................................           8,750
  Trustees' fees and expenses (Note 2).......................           7,119
  Other expenses.............................................           1,900
                                                                  -----------
    Total expenses before reductions.........................         284,129
                                                                  -----------
      Expense reductions (Notes 1 & 4).......................          (9,670)
                                                                  -----------
    Total net expenses.......................................         274,459
                                                                  -----------
Net investment income........................................         555,631
                                                                  -----------
Net realized and unrealized gain (loss) on
investments and foreign currencies: (Note 1)
  Net realized loss on investments...........     $(2,302,171)
  Net realized loss on foreign currency
   transactions..............................         (89,256)
                                                  -----------
    Net realized loss during the year........................      (2,391,427)
  Net change in unrealized depreciation on
   translation of assets and liabilities in
   foreign currencies........................         (43,764)
  Net change in unrealized appreciation of
   investments...............................         177,530
                                                  -----------
    Net unrealized appreciation during the year..............         133,766
                                                                  -----------
Net realized and unrealized loss on investments and foreign
 currencies..................................................      (2,257,661)
                                                                  -----------
Net decrease in net assets resulting from operations.........     $(1,702,030)
                                                                  -----------
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           MAY 31, 1994
                                                                         (COMMENCEMENT OF
                                                     YEAR ENDED           OPERATIONS) TO
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase (Decrease) in net assets
Operations:
  Net investment income......................       $    555,631            $   137,311
  Net realized loss on investments and
   foreign currency transactions.............         (2,391,427)              (130,259)
  Net change in unrealized depreciation on
   translation of assets and
   liabilities in foreign currencies.........            (43,764)                (4,739)
  Net change in unrealized appreciation of
   investments...............................            177,530                678,591
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............         (1,702,030)               680,904
Beneficial interest transactions:
  Contributions..............................         34,259,648             33,302,836
  Withdrawals................................        (32,747,373)            (7,134,101)
                                                  -----------------      -----------------
    Net increase from beneficial interest
     transactions............................          1,512,275             26,168,735
                                                  -----------------      -----------------
Total increase (decrease) in net assets......           (189,755)            26,849,639
Net assets:
  Beginning of period........................         26,949,739                100,100
                                                  -----------------      -----------------
  End of period..............................       $ 26,759,984            $26,949,739
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                               SUPPLEMENTARY DATA

--------------------------------------------------------------------------------
Contained below are ratios and supplemental data that have been derived from information provided in the financial statements.

                                          YEAR ENDED           MAY 31, 1994
                                          OCTOBER 31,  (COMMENCEMENT OF OPERATIONS)
                                             1995           TO OCTOBER 31, 1994
                                          -----------  -----------------------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $  26,760            $   26,950
Ratio of net investment income to
 average net assets.....................        1.88%                 3.47 %(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   4)...................................        0.93%                 2.15 %(a)
  Without expense reductions............        0.96%                   -- % *
Portfolio turnover rate.................          87%                  137 %

----------------

(a)  Annualized.
  * Calculation of "Ratio of expenses to net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

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1. SIGNIFICANT ACCOUNTING POLICIES
Global Natural Resources Portfolio ("Portfolio") is organized as a New York Trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Portfolio calculates the net asset value of and completes orders to purchase or repurchase Portfolio shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuations, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Portfolio's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy

                       GLOBAL NATURAL RESOURCES PORTFOLIO
and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Portfolio's "Statement of Assets and Liabilities." The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio holds the underlying security and, for a put, requires the Portfolio to set aside cash, U.S. government securities, or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-

                       GLOBAL NATURAL RESOURCES PORTFOLIO
out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1995, the Portfolio received $1,364 of income from securities lending which was used to offset the Portfolio's custody expenses.

(I)  TAXES
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code of 1986, as amended ("Code"). Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held.

(J)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Portfolio may focus its investments in certain related natural resources industries, subjecting the Portfolio to greater risk than a fund that is more diversified.

(K)  INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L)  RESTRICTED SECURITIES
The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

2. RELATED PARTIES
G.T. Capital is the Portfolio's investment manager and administrator. The Portfolio pays investment management and administration fees to G.T. Capital at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

The Portfolio pays each of its Trustees who is not an employee, officer or director of G.T. Capital, G.T. Global Financial Services, Inc. or G.T. Global Investor Services, Inc. $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

At October 31, 1995, all of the shares of beneficial interest of the Portfolio were owned either by G.T. Global Natural Resources Fund or G.T. Capital.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1995, purchases and sales of investment securities by the Portfolio, other than short-term investments, aggregated $20,836,799 and $23,399,771, respectively. There were no purchases or sales of U.S. government obligations by the Portfolio for the year ended October 31, 1995.

4. EXPENSE REDUCTIONS
G.T. Capital has directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. For the year ended October 31, 1995, the Portfolio's expenses were reduced by $8,306 under these arrangements.

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                                     NOTES

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                        GT GLOBAL NATURAL RESOURCES FUND

                                     [LOGO]

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. domiciled companies

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

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          GT Global Financial Services, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE